UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2015

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7911 Herschel Avenue, Suite 201 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 13, 2015, Reven Housing REIT, Inc. (the “Company”), through a wholly-owned subsidiary, closed on the acquisition of 50 properties located in the Jacksonville, Florida metropolitan area, pursuant to that Single Family Homes Real Estate Purchase and Sale Agreement dated January 30, 2015 (the “Jacksonville 53 Agreement”) between the Company and ADCIP, LLC, a Delaware limited liability company, ADCIP II, LLC, a Delaware limited liability company, APICDA, LLC, a Delaware limited liability company, BPICDA, LLC, a Delaware limited liability company, CPICDA, LLC, a Delaware limited liability company, DPICDA, LLC, a Delaware limited liability company, EPICDA, LLC, a Delaware limited liability company, FPICDA, LLC, a Delaware limited liability company (collectively, the “Jacksonville 53 Sellers”). An additional 3 properties were purchased on April 8, 2015 from the same sellers under the same agreement. The 53 acquired properties are part of a portfolio of 62 single-family homes subject to the Jacksonville 53 Agreement, of which the Company decided to acquire only 53 properties. The Jacksonville 53 Sellers do not have a material relationship with the Company and the acquisition was not an affiliated transaction.

The contract purchase price for the 53 acquired properties was approximately $3,534,263, exclusive of closing costs. The Company partially funded the purchase price by way of a loan from Silvergate Bank, of La Jolla, California, in the amount of $3,526,985.

On March 16, 2015, the Company filed a Current Report on Form 8-K (the “Initial Report”) with regard to the acquisition of the Jacksonville 53 Homes. This amendment is being filed for the sole purpose of filing the independent auditors report, financial statements and pro forma financial information with respect to the Jacksonville 53 Homes required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted with this Current Report on Form 8-K/A and are filed herewith:

Jacksonville 53 Homes

Report of Independent Auditors

Statement of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2014

Notes to Statement of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2014

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is filed herewith:

Reven Housing REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements

Unaudited Pro Forma Balance Sheet as of December 31, 2014

Notes to Unaudited Pro Forma Balance Sheet as of December 31, 2014

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2014

Notes to Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2014

(d) Exhibit

23.1 Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of

Reven Housing REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Jacksonville 53 Homes for the year ended December 31, 2014, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the financial statement of Jacksonville 53 Homes for the year ended December 31, 2014, in accordance with accounting principles generally accepted in the United States of America.

Other Matters

As described in Note 2, the statement of revenues over certain operating expenses of Jacksonville 53 Homes was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A), and is not intended to be a complete presentation of the revenues and expenses of Jacksonville 53 Homes. Our opinion is not modified with respect to this matter.

/s/ Squar, Milner, Peterson, Miranda & Williamson, LLP

Newport Beach, California

May 12, 2015

JACKSONVILLE 53 HOMES

STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

Year
Ended
December 31,
2014

Rental income, net	$434,145

Operating expenses:
Property operating and maintenance	146,504
Real estate taxes	55,286

Total operating expenses	201,790

Revenues over certain operating expenses	$232,355

See accompanying notes to statement of revenues over certain operating expenses.

JACKSONVILLE 53 HOMES

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2014

1.	DESCRIPTION OF REAL ESTATE PROPERTY

On March 13, 2015, Reven Housing REIT, Inc. (the “Company”), through a wholly-owned subsidiary, closed on the acquisition of 50 properties located in the Jacksonville, Florida metropolitan area, pursuant to that Single Family Homes Real Estate Purchase and Sale Agreement dated January 30, 2015 (the “Jacksonville 53 Agreement”) between the Company and ADCIP, LLC, a Delaware limited liability company, ADCIP II, LLC, a Delaware limited liability company, APICDA, LLC, a Delaware limited liability company, BPICDA, LLC, a Delaware limited liability company, CPICDA, LLC, a Delaware limited liability company, DPICDA, LLC, a Delaware limited liability company, EPICDA, LLC, a Delaware limited liability company, FPICDA, LLC, a Delaware limited liability company (collectively, the “Jacksonville 53 Sellers”). An additional 3 properties were purchased on April 8, 2015 from the same sellers under the same agreement. The 53 acquired properties are part of a portfolio of 62 single-family homes subject to the Jacksonville 53 Agreement, of which the Company decided to acquire only 53 properties. The Jacksonville 53 Sellers do not have a material relationship with the Company and the acquisition was not an affiliated transaction.

The contract purchase price for the 53 acquired properties was approximately $3,534,263, exclusive of closing costs. The Company partially funded the purchase price by way of a loan from Silvergate Bank, of La Jolla, California, in the amount of $3,526,985.

Reven Housing REIT is a Maryland corporation formed to invest in and manage a diverse portfolio of single family homes located throughout the United States.

2.	BASIS OF PRESENTATION

The accompanying audited statement of revenues over certain operating expenses for the year ended December 31, 2014 has been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”) for inclusion in Form 8-K/A.

Jacksonville 53 Homes is not a legal entity and the accompanying statement of revenues over certain operating expenses is not representative of the actual operations for the period presented, as certain revenues and expenses have been excluded on the basis that they may not be comparable to the revenues and expenses Reven Housing REIT expects to incur in the future operations of Jacksonville 53 Homes. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Jacksonville 53 Homes.

An audited statement of revenues over certain operating expenses for the year ended December 31, 2014 is being presented for the most recent fiscal year available instead of the two most recent years based on the following factors: (i) Jacksonville 53 Homes was acquired from an unaffiliated party and (ii) based on due diligence of Jacksonville 53 Homes by Reven Housing REIT, management is not aware of any material factors relating to Jacksonville 53 Homes that would cause this financial information not to be indicative of future operating results.

JACKSONVILLE 53 HOMES

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2014

3.	SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Jacksonville 53 Homes leases single family homes under operating leases generally with terms of one year or less. Rental revenue, net of concessions, is recognized on a straight-line basis over the terms of the leases.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

4.	COMMITMENTS AND CONTINGENCIES

Legal Matters

From time to time, Jacksonville 53 Homes may become party to legal proceedings that arise in the ordinary course of its business. The Company is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its financial condition or results of operations for the period presented.

5.	SUBSEQUENT EVENTS

Reven Housing REIT evaluates subsequent events up until the date the statement of revenues over certain operating expenses is issued. The accompanying statement of revenues over certain operating expenses was issued on May 12, 2015.

REVEN HOUSING REIT, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma financial statements and accompanying notes should be read in conjunction with the balance sheet of Reven Housing REIT, Inc. (“Reven Housing REIT” or the “Company”) as of December 31, 2014, the related statements of operations, changes in stockholders' equity, and cash flows for the year ended December 31, 2014, and the notes thereto. The financial statements of the Company as of and for the year ended December 31, 2014 have been included in the Company’s prior filings with the SEC. In addition, this unaudited pro forma information should be read in conjunction with the statement of revenues over certain operating expenses and the notes thereto of Jacksonville 53 Homes for the year ended December 31, 2014, which is included herein.

The following unaudited pro forma balance sheet as of December 31, 2014 has been prepared to give effect to the acquisition of Jacksonville 53 Homes as if the acquisition occurred on December 31, 2014. Additionally the following unaudited pro forma balance sheet has been prepared to give effect to the Company’s additional note payable borrowing as if it occurred on December 31, 2014.

The following unaudited pro forma statement of operations for the year ended December 31, 2014 has been prepared to give effect to the acquisition of Jacksonville 53 Homes and the effect of the additional note payable borrowing as if these transactions occurred on January 1, 2014.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Jacksonville 53 Homes been consummated as of the date indicated.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA BALANCE SHEET

As of December 31, 2014

	Reven Housing	Pro Forma Adjustments
	REIT, Inc.	Proceeds from	Jacksonville 53	Pro Forma
	Historical (a)	Note Payable (b)	Acquisition (c)	Total

ASSETS
Investment in real estate, net	$28,792,141	$-	$3,506,535 (d)	$32,298,676
Cash	3,343,236	3,470,366	(3,582,837)	3,230,765
Rents and other receivables	157,230		35,903	193,133
Property tax and insurance reserves	260,123			260,123
Escrow deposits and prepaid expenses	221,264	(75,000)		146,264
Lease origination costs, net	168,145		27,728 (d)	195,873
Loan fees, net	333,544	131,619	-	465,163
Deferred stock issuance costs	535,450	-	-	535,450

Total Assets	$33,811,133	$3,526,985	$(12,671)	$37,325,447

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued liabilities	$718,162	$-	$-	$718,162
Security deposits	306,004		35,903	341,907
Notes payable	11,522,140	3,526,985	-	15,049,125

Total Liabilities	12,546,306	3,526,985	35,903	16,109,194

Stockholders' Equity
Common stock	7,017	-	-	7,017
Additional paid-in capital	24,601,295	-	-	24,601,295
Accumulated deficit	(3,343,485)	-	(48,574)	(3,392,059)
Total Stockholders' Equity	21,264,827	-	(48,574)	21,216,253

Total Liabilities and Stockholders' Equity	$33,811,133	$3,526,985	$(12,671)	$37,325,447

See accompanying notes to unaudited pro forma balance sheet.

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

as of December 31, 2014

a)	Historical financial information was derived from Reven Housing REIT’s annual report on Form 10-K as of December 31, 2014, filed on March 31, 2015.

b)	Represents the proceeds and loan costs related to a $3,526,985 note payable between Reven Housing REIT and Silvergate Bank. The proceeds were used in the purchase of Jacksonville 53 Homes.

c)	Represents the acquisition of Jacksonville 53 Homes. The purchase price of Jacksonville 53 Homes was $3,534,263 plus closing and acquisition costs of $48,574.

d)	Reven Housing REIT recorded the cost of tangible assets and identifiable intangibles (consisting of tenant origination and absorption costs) acquired in a business combination based on their estimated fair values.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

	Reven Housing	Pro Forma
	REIT	Adjustments		Pro Forma
	Historical (a)	Jacksonville 53		Total

Rental income	$2,620,128	$434,145	(b)	$3,054,273

Operating expenses:
Rental expenses	1,115,842	201,790	(c)	1,352,364
		34,732	(d)
General and administrative	1,298,513	-		1,298,513
Depreciation and amortization	613,572	136,100	(e)	749,672
Legal and accounting	272,713	-		272,713
Real estate acquisition costs	454,554	48,574	(f)	503,128
Interest expense	194,363	149,897	(g)	344,260

Total operating expenses	3,949,557	571,093		4,520,650

Net loss	$(1,329,429)	$(136,948)		$(1,466,377)

Net loss per share, basic and diluted	$(0.22)			$(0.25)

Weighted average number of common shares outstanding	5,946,159			5,946,159

See accompanying notes to unaudited pro forma statement of operations

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

a)	Historical financial information derived from Reven Housing REIT’s annual report on Form 10-K for the year ended December 31, 2014 filed on March 31, 2015.

b)	Represents net rental income from tenants (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2014, based on historical operations of the previous owner.

c)	Represents operating expenses (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2014, based on historical operations of the previous owner.

d)	Represents property management costs based on 8% of rental income (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2014, based on management's estimates of what would have been incurred had the asset been acquired on January 1, 2014.

e)	Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2014 as if the acquisition had occurred on January 1, 2014. Depreciation expense is calculated using the straight-line method over the estimated useful life of 27.5 years for the buildings. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

f)	Represents acquisition and closing costs relating to the purchase of the real estate had it occurred on January 1, 2014.

g)	Represents interest expense on the note payable of $3,526,985 as if it had been advanced on January 1, 2014. Interest is calculated at 4.25% which is the current rate on the debt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: May 12, 2015	/s/ Thad L. Meyer
Thad L. Meyer,
Chief Financial Officer